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                                                                 EXHIBIT 10.15.1



               SECOND AMENDMENT TO AGREEMENT AND PLAN OF REORGANIZATION

        THIS SECOND AMENDMENT TO AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of the 12th day of November, 1999, by and among EUNIVERSE, INC., a Nevada corporation ("EUI"), GAMER'S ALLIANCE, INC., a Missouri corporation ("GA"), and LARRY N. PEVNICK AND ROBIN T. PEVNICK, TEN ENT., residents of St. Louis County, Missouri, and STAN GOLDENBERG AND ANDREA R. GOLDENBERG, TEN ENT., residents of St. Louis County, Missouri (each individually, a "GA Shareholder" and collectively, the "GA Shareholders") (EUI, GA and the GA Shareholders collectively referred to as the "Parties"). All capitalized terms not otherwise defined herein shall have the meanings set forth in the Reorganization Agreement.

                                   WITNESSETH:

        WHEREAS, the Parties have executed that certain Agreement and Plan of Reorganization by and among EUNIVERSE, INC., a Nevada corporation, GAMER'S ALLIANCE, INC., a Missouri corporation, and LARRY N. PEVNICK AND ROBIN T. PEVNICK, TEN ENT., residents of St. Louis County, Missouri, STAN GOLDENBERG AND ANDREA R. GOLDENBERG, TEN ENT., residents of St. Louis County, Missouri (the "Reorganization Agreement");

        WHEREAS, the Parties desire to amend the Reorganization Agreement to modify the Closing Date;

        NOW, THEREFORE, in consideration of the covenants and agreements contained in the Reorganization Agreement and this Agreement, the parties hereto hereby agree as follows:

        1. First Amendment to Reorganization Agreement. The Reorganization Agreement is hereby amended by inserting as the last sentence in Section 2.1 thereof the following:

"The Closing shall be effective as of June 30, 1999."

        2. Miscellaneous Provisions. The provisions contained in Section 11 of the Reorganization Agreement shall apply to this Agreement.



                  --------------------------------------------
                    Signatures appear on the following page.




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        IN WITNESS WHEREOF, each of the Parties and Escrow Agent have caused this Agreement to be duly executed the day and year first above written.


                              EUNIVERSE, INC.


                              By /s/
                                 ---------------------------
                                 Its



                              GAMER'S ALLIANCE, INC.


                              By /s/ LARRY N. PEVNICK
                                 ---------------------------
                                 Its



                              GA SHAREHOLDERS:

                              /s/ LARRY N. PEVNICK     /s/ ROBIN T. PEVNICK
                              -----------------------------------------------
                              Larry N. Pevnick and Robin T. Pevnick, Ten Ent.



                              /s/ STANLEY GOLDENBERG  /s/ ANDREA R. GOLDENBERG
                              ------------------------------------------------
                              Stan Goldenberg and Andrea R. Goldenberg, Ten Ent.